SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 27, 2006

Date of report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona	85008
(Address of principal executive offices)	(Zip Code)

602-244-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Semiconductor Components Industries, LLC (“SCILLC”), the wholly owned subsidiary of ON Semiconductor Corporation, entered into a transition and separation letter agreement (“Letter Agreement”) dated October 27, 2006 with Peter Green, our current Senior Vice President and General Manager of the Digital and Consumer Products Group (“Officer Positions”). This is a result of Mr. Green’s decision to leave us effective November 30, 2006 in order to pursue other opportunities. The company’s current plan calls for our other executives to assume Mr. Green’s duties and responsibilities during the transition period. The Letter Agreement formalizes the understandings of the parties with regard to Mr. Green’s transition and severance benefits. It provides that through November 30, 2006 Mr. Green will assist us with leadership transition and other projects, and that effective October 31, 2006 he will step down from his Officer Positions. The Letter Agreement contemplates that shortly after Mr. Green’s separation on November 30, 2006, that he and SCILLC will execute a separation agreement (“Separation Agreement) a form of which is attached to the Letter Agreement as Exhibit A. Among other things, the Separation Agreement provides that, upon its effectiveness and pursuant to its terms: (a) Mr. Green will receive a series of severance payments representing six months of his annual base salary; (b) he will be eligible to receive a bonus payment under a related plan for the second half of 2006 performance cycle, prorated for Mr. Green’s actual period of employment during the cycle; and (c) Mr. Green will receive a continuation of health insurance benefits for a limited period subsequent to his separation date. The Separation Agreement also contains various covenants that restrict Mr. Green (e.g., confidentiality, non solicitation and non-interference), and a waiver and release provision from him.

A copy of the Letter Agreement, including its exhibits, is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The above description is qualified in its entirety by reference to this filed document.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Number	Description
10.1	Transition and Separation Agreement between Semiconductor Components Industries, LLC and Peter Green dated October 27, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ON SEMICONDUCTOR CORPORATION (Registrant)

Date: October 30, 2006	By:	/s/ GEORGE H. CAVE
	Name:	George H. Cave
	Title:	Senior Vice President, General Counsel, Chief Compliance & Ethics Officer and Secretary

EXHIBIT INDEX

Number	Description
10.1	Transition and Separation Agreement between Semiconductor Components Industries, LLC and Peter Green dated October 27, 2006

4